============================================================================

              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)   April 4, 2008
                                                         ----------------


                          REUNION INDUSTRIES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        DELAWARE                   01-15739                 06-1439715
----------------------------------------------------------------------------
(State of Incorporation)     (Commission File No.)     (IRS Employer ID No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)


                              (412) 281-2111
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                              NOT APPLICABLE
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

==========================================================================


 Item 8.01 - Other Events

       As previously reported, on November 26, 2007 Reunion Industries, Inc. ("Reunion") filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of
Connecticut, Bridgeport Division (the "Bankruptcy Court").   Reunion continues
to operate as "debtor-in-possession" in that proceeding under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. Attached to and made a part of this Report is Reunion's Monthly Operating Report that was filed on March 20, 2008 with the Bankruptcy Court and the United States Trustee pursuant to Rule 2015 of the Federal Rules of Bankruptcy Procedure.




                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:    April 4, 2008                        REUNION INDUSTRIES, INC.
       ----------------                              (Registrant)

                                              By: /s/ John M. Froehlich
                                                  ---------------------
                                                    John M. Froehlich
                                                 Executive Vice President
                                                   of Finance and Chief
                                                    Financial Officer

-	2	-

































UNITED STATES BANKRUPTCY COURT
BRIDGEPORT DIVISION - DISTRICT OF CONNECTICUT
MONTHLY OPERATING REPORT


In re REUNION INDUSTRIES, INC.			Case No. 07-50727(AHWS)
      ------------------------                           --------------
							Reporting Period:  FEB-08
									      -----------
                                          Federal Tax I.D. # 06-1439715
										-----------

CORPORATE MONTHLY OPERATING REPORT


REQUIRED DOCUMENTS                Form No.        Document   Explanation
								  Attached    Attached
-----------------------------    --------------   --------  ------------
Schedule of Cash Receipts
	and Disbursements		     MOR-1		    YES	     N/A
Bank Reconciliations		     MOR-1(CON'T)	    YES          N/A
Statement of Operations		     MOR-2		    YES 	     N/A
Balance Sheet			     MOR-3		    YES	     N/A
Status of Post-petition Taxes	     MOR-4		    YES	     N/A
Summary of Unpaid Post-petition
	Debts				     MOR-4		    YES	     N/A
Accounts Receivable 		     MOR-5		    YES	     N/A
Taxes Reconciliation & Aging	     MOR-5		    YES	     N/A
Payments -Insiders/Professionals   MOR-6		    YES	     N/A
Post Petition Status of Secured
	Notes, Leases Payable	     MOR-6		    YES	     N/A
Debtor Questionnaire		     MOR-7		    YES	     N/A


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.



Authorized Individual  \s\ JOHN M. FROEHLICH, CFO	Date MAR 20, 2008
			      --------------------------	     ------------





Authorized individual must be an officer, director or shareholder if debtor is a corporation.










						- A-1 -



REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 1/5
CASH RECEIPTS AND DISBURSEMENTS
FEBRUARY 2008
-------------


	Cash - beginning of period excluding
		lock-boxes							$   455,178

	Plus: DIP borrowings						  4,150,000
	Less: Disbursements
		Net payroll							    623,373
		Payroll taxes						    314,227
		Steel purchases - CPI					    743,842
		Titan disbursements					     39,369
		Other operating 						  1,658,377
		Reorganization:
			Professional fees					     44,653
			U.S. Trustee fees					          0
			Adequate Protection Payments			    100,194
										  ---------
							Total			  3,524,035

	Less: Outstanding checks					    616,515
										  ---------
	Cash - end of period						$   464,628
										  =========


	NOTE:
	Cash above does not include amounts in the lock-box accounts for CPI and Hanna as these lock-box receipts are sent directly to Wachovia Bank under the DIP financing facility.



	MEMO ONLY ITEMS:
	Cash Receipts-book:
		Receivable collections					$ 4,044,066
		Non-receivable receipts					          0
		Receipts transferred to DIP bank			 (4,050,935)
										 ----------
					MEMO ONLY: Net activity		$    (6,869)
										 ==========


	DIP bank interest/fees charged directly			$   148,133
										 ==========











						- A-2 -




REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 2/5
BANK RECONCILIATION
AS OF FEBRUARY 29, 2008
-----------------------






BANK					PNC BANK	PNC BANK	PNC BANK	PNC BANK
TYPE					OPERATING	PAYROLL		HEALTHCARE	PENSION
ACCOUNT NUMBER				2161326		2184149		2880718		10382890


Balance per books			$456,750	$    0		$     0		$      0
					========	=======		========	========

BANK BALANCE 				$625,099	$      0	$ 49,878	$ 10,172
Deposits in transit	       		       0
Outstanding checks			(178,349)	       -	 (49,878)	 (10,172)
Other - explain below			See Note 1
					--------	--------	--------	--------

Adj. Bank Balance			$456,750	$      0	$      0	$      0
					========	========	========	========

("Adj. Bank Balance" must equal "Balance per books".)



EXPLANATION OF OTHER:
		Note 1: Bank balance includes $595,099 in an overnight deposit account.































						- A-3 -




REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 3/5
BANK RECONCILIATION
AS OF FEBRUARY 29, 2008
-----------------------






BANK					PNC BANK	PNC BANK	PNC BANK	PNC BANK
TYPE					PENSION		WORK FUND	CPI-OP		CPI-PEN
ACCOUNT NUMBER				1011567058	1896806		1898000		1910807


Balance per books			$      0	$ 7,878		$     0		$      0
					========	=======		========	========

BANK BALANCE 				$      0	$ 7,878		$     0		$  8,375
Deposits in transit	       		       0
Outstanding checks			       0	      		 		  (8,375)
Other - explain below
					--------	--------	--------	--------

Adj. Bank Balance			$      0	$ 7,878		$      0	$      0
					========	========	========	========

("Adj. Bank Balance" must equal "Balance per books".)
































						- A-4 -






REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 4/5
BANK RECONCILIATION
AS OF FEBRUARY 29, 2008
-----------------------






BANK						PNC BANK		PNC BANK
TYPE						LOCK-BOX		CPI-PAY
ACCOUNT NUMBER					1914007			1904706


Balance per books				$ 89,654		$      0
						========		========

BANK BALANCE 					$ 89,654		$      0
Deposits in transit
Outstanding checks
Other - explain below
						--------		--------

Adj. Bank Balance				$ 89,654		$      0
						========		========

("Adj. Bank Balance" must equal "Balance per books".)


































						- A-5 -




REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 1			      page 5/5
BANK RECONCILIATION
AS OF FEBRUARY 29, 2008
-----------------------






BANK						FIFTH THIRD	FIFTH THIRD	FIFTH THIRD
TYPE						OPERATING	LOCK-BOX	PAYROLL
ACCOUNT NUMBER					7512940417	1055011		1065629


Balance per books				$       0	$ 201,974	$      0
						=========	 ========	 =======

BANK BALANCE 					$ 369,741	$ 201,974	$      0
Deposits in transit
Outstanding checks				 (369,741)
Other - explain below
						---------	 --------	 -------

Adj. Bank Balance				$       0	$ 201,974	$      0
						=========	 ========	 =======

("Adj. Bank Balance" must equal "Balance per books".)


































						- A-6 -




REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 2
INCOME STATEMENT
FOR THE PERIODS INDICATED
-------------------------
($ amounts in thousands)

									              Post
								       Month of  Petition to
									 Feb 2008	29-Feb-08
									 --------	---------

Net Sales								$  5,234	$ 14,409
Cost of Sales:
	Standard Cost						   3,855	  10,352
	Variances & Other						     256	     690
									  ------	 -------

	Gross Profit						   1,123	   3,367

Operating Expenses:
	Marketing							     116	     357
	General & Admin						     309	   1,133
									  ------	 -------

	Operating Profit						     698	   1,877

Other Income(Expense)						       3	       0
Equity in China JV							11         112
Reorganization exp:
	Professional fees						     (45)	     (66)
	U.S. Trustee fees								      (8)
	Other
	Adequate Protection Paym't Exp.			    (100)	    (300)
Interest Expense - excluding Adequate
	Protection Payments					    (481)	  (1,661)
									  ------	 -------

	Profit before tax						      86	     (46)

Income Tax									 0	       0
									  ------	 -------

	Net Income							$     86	$    (46)
									  ======	 =======













						- A-7 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 3
COMPARITIVE BALANCE SHEET
AS OF THE PERIODS SHOWN
-----------------------
($ amounts in thousands)
					26-Nov-07		31-Jan-08	29-Feb-08
					---------  		---------	---------
ASSETS:
Cash and Equivalents		$     754		$     455	$    757
Net Receivables			    7,166		    7,090	   7,339
Net Inventory			   12,369		   13,517	  12,399
Other Current Assets		    3,029		    1,726	   2,356
					  -------     	  -------	 -------
		Current		   23,318		   22,788	  22,851

Net Property			    6,300		    6,232	   6,174
Goodwill				   10,994		   10,994	  10,994
CSV policies			    2,200		    2,194	   2,194
Interest in China JV		    3,009		    3,110	   3,121
					  -------		  -------	 -------
		Total			$  45,821		$  45,318	$ 45,334
					  =======		  =======	 =======
LIABILITIES & EQUITY:
Current Maturities of Debt	$       0		$       0	$      0
Trade Payables			    3,305		    3,697	   3,900
Accrued Income Taxes		        0		       11	      11
Accrued Interest			      544			579	     721
Customer Deposits			    4,424		    3,094	   2,243
Accrued Other			    4,272		    3,290	   3,234
					  -------		  -------	 -------
		Current		   12,545		   10,671	  10,109

Secured Debt and interest	   53,418		   54,494	  54,984
Other Liabilities			    3,101		    2,768	   2,770
					  -------		  -------	 -------
		Total Liabilities	   69,064		   67,933	  67,863

Total Equity			  (23,243)		  (22,615)	 (22,529)
					  -------		  -------	 -------

		Total			$  45,821		$  45,318	$ 45,334
					  =======		  =======	 =======



















						- A-8 -


REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 4				page 1/4
SUMMARY OF UNPAID POST PETITION TAXES AND DEBTS
AS OF FEBRURAY 29, 2008
-----------------------
($ Amounts in 000's)



TAXES:
------
					 	  Beg					   End
						Liability	Accrued	Paid	 Liability
						---------	--------	-----	 ---------
	NON-PAYROLL TAXES:
	Sales					$   0					 $   0
	Excise				$   0					 $   0
	Real Property			$   0					 $   0
	Personal Property			$   0					 $   0



	PAYROLL TAXES - See attached pages 2 to 4
	-----------------------------------------
		Amount due for payrolls in the last half of
			February 2008 - paid in March				  $ 94




DEBTS:
------
					        Days Past Due
					  ---------------------------
				Current	   0-30    31-60    61-90    Over 91      Total
				------  ----   ----   ----   ------    ------
Accounts Payable		 $ 964    $ 483   $ 183    $ 607    $ 1,663     $ 3,900
Wages Payable			   290    					       290
Taxes Payable			     0						         0
Rent-Building			     0						         0
Adequate Protection Paymts	     0						         0
Professional Fees		     0      107				       107
Amounts due Insiders		    15       15      18			        48
				  ----      ---     ---      ---      -----       -----
	Total			$1,269    $ 605   $ 201    $ 607    $ 1,663     $ 4,345
				 =====      ===     ===      ===      =====       =====



Explanations:
Wages represent hourly wages earned in the last half of February that were
	paid in March.
Professional fees are due Reid and Riege and are awaiting Bankruptcy Court
	approval.
Amounts due insiders represent post petition interest on note and guaranty fees.










						- A-9 -






REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 4	 			page 2/4
FIT/FICA TAX PAYMENTS and FUTA 940 TAX PAYMENTS
FEBRUARY 2008
-------------

DATE	  REFERENCE 			         CPI         HANNA
PAID	  NUMBER	 CPI       HANNA	  MGT	       MGT	    HQ	       TOTAL
---- ---------- --------  -------  -------   -------  --------  -------
FEB
01 941 00272271				13,206.41  18,238.62   20,106.02   51,551.05
04										          0.00
05 941 00147602	 4,103.39  19,569.69					     23,673.08
06										          0.00
07 941 00641452	43,666.41						     43,666.41
08										          0.00
11										          0.00
12 941 00094291		   19,533.88					     19,533.88
13										          0.00
14										          0.00
15										          0.00
18										          0.00
19										          0.00
20 941 00124498	 4,135.42  20,145.21	13,185.38  18,566.06	20,077.00   76,109.07
21 941 00934904	48,477.27						     48,477.27
22 										          0.00
25 										          0.00
26 941 00582235		    20,149.11					     20,149.11
27										          0.00
28										          0.00
29										          0.00

		      ----------  ---------  ---------   ---------   ---------  ----------

TOTAL 			100,382.49  79,397.89  26,391.79  36,804.68  40,183.02  283,159.87
		        =========  =========  =========   ========  =========   ==========






































						- A-10 -





REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 4				page 3/4
PENNSYLVANIA, NORTH CAROLINA AND OHIO WITHHOLDING TAX
FEBRUARY 2008
-------------

DATE	  REFERENCE 			         CPI         HANNA
PAID	  NUMBER	 CPI       HANNA	  MGT	       MGT	    HQ	       TOTAL
---- ---------- --------  -------  -------   -------  --------  -------
FEB
01	OH 6445072	 757.31							      757.31
02	PA 17682	5,221.46		1,378.48		1,644.38    8,244.32
05										        0.00
06										        0.00
07										        0.00
08										        0.00
11										        0.00
12										        0.00
13										        0.00
14										        0.00
15										        0.00
18										        0.00
19										        0.00
20										        0.00
21	PA 64727	7,036.33					1,644.38    8,680.71
22										        0.00
25									 	        0.00
26										        0.00
27									 	        0.00
28										        0.00
29										        0.00

		      ---------    --------  ---------    -------	---------  ---------
TOTAL		      13,015.10	0.00	1,378.48	0.00	3,288.76   17,682.34
		      =========    ========  =========    =======   =========  =========







































						- A-11 -





REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 4				page 4/4
ILLINOIS, INDIANA, WISCONSIN AND NEW YORK WITHHOLDING TAX
FEBRUARY 2008
-------------

DATE	  REFERENCE 			         CPI         HANNA
PAID	  NUMBER	 CPI       HANNA	  MGT	       MGT	    HQ	       TOTAL
---- ---------- --------  -------  -------   -------  --------  -------
FEB
01						                                     0.00
04										       0.00
05								                      0.00
06	IL 17403		  1,582.84		   1,923.48		   3,506.32
07										       0.00
08										       0.00
11										       0.00
12										       0.00
13	IL 71983		  1,945.66		   			   1,945.66
14										       0.00
15	WI 03203608586		    635.86		     421.53		   1,057.39
18										       0.00
19										       0.00
20	IN 17577							  75.07	      75.07
21	IL 64619		  1,956.15		   1,614.29		   3,570.44
22										       0.00
25										       0.00
26										       0.00
27	IL 15977		  1,955.65		   			   1,955.65
28										       0.00
29	WI 04603633374		    852.02		     422.45		   1,274.47

                     	-----	  --------	-----	    --------	-------	  ---------
TOTAL			0.00	  8,928.18	0.00	    4,381.75	  75.07	  13,385.00
			=====	  ========	=====	    ========	=======	  =========






































						- A-12 -







REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 5
ACCOUNTS RECEIVABLE AND TAXES AGING
AS OF FEBRURAY 29, 2008
-----------------------
($ Amounts in 000's)




TRADE ACCOUNTS RECEIVABLE RECONCILIATION:
----------------------------------------
		Trade Receivables - beg of month			$ 7,164
		Plus: Invoiced during the month			  4,305
		Less: Amounts collected					 (4,044)
										 ------
		Trade Receivables - end of month			$ 7,425
										 ======




ACCOUNTS RECEIVABLE AGINGS:
---------------------------
		0-30								$ 3,825
		31-60								  2,725
		61-90								    737
		91+								    138
										 ------
			Total	trade receivables				  7,425
		Non-trade receivables					     38
		Less: Reserve for bad debts				   (124)
										 ------
		Net Receivables - per balance sheet			$ 7,339
										 ======


TAXES PAYABLE
-------------
		Taxes from late Feb 08 payrolls - paid in March	   $ 94
										    ===























						- A-13 -



REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 6
PAYMENTS TO INSIDERS and PROFESSIONALS and
STATUS OF SECURED NOTES, LEASES AND ADEQUATE PROTECTION PAYMENTS
FEBRUARY 2008
-------------
	Of the total disbursements shown on MOR-1, list the amount paid to
	insiders and to professionals.  For payments to insiders, identify
	the type of compensation paid.
								PAID THIS		 TOTAL
					TYPE OF		  PERIOD		 POST
	NAME				PAYM'T		  AMOUNT		PETITION
------------------------	-----------		---------		--------
INSIDERS:
---------
Thomas N. Amonett			Director fees	  $ 1,500		$ 4,500
Charles E. Bradley		Director fees	  $ 9,833		$29,499
Thomas L. Cassidy			Director fees	  $ 1,500		$ 4,500
David E. Jackson			Director fees	  $ 1,500		$ 4,500
Joseph C. Lawyer			Director fees	  $ 4,625		$13,875
John G. Poole			Director fees	  $ 5,000		$15,000
Kimball J. Bradley, CEO		Salary		  $32,627		$97,881
John M. Froehlich, CFO		Salary		  $18,255		$54,765
Thomas J. Vogel, VP		Salary		  $ 9,350		$28,050

PROFESSIONALS:
--------------
											    TOTAL
				DATE OF		    PAID THIS	 TOTAL   INCURRED
				 COURT	 AMOUNT	PERIOD	PAID TO    AND
				 ORDER	APPROVED	AMOUNT	  DATE    UNPAID
				-------	--------  ---------	-------  ---------

Lincoln International    1/24/08    $65,445    $44,653      $65,445
Reid and Riege, PC      11/28/07                                      $106,694



POST PETITION STATUS OF SECURED NOTES,LEASES AND ADEQUATE PROTECTION PAYMENTS:
------------------------------------------------------------------------------

						 MONTHLY	 PAID		 POST
						INTEREST	INTEREST	PETITION
						 PAYM'TS	 DURING	INTEREST
	NAME OF CREDITOR			   DUE	  MONTH	 UNPAID
	-------------------------	---------   ---------   ---------
	SECURED NOTES:(Principal in default)
	ADEQUATE PROTECTION PAYMENTS:
	  Steel Partners			 $ 39,181	 $ 39,181	 $      0
	  Paradigm Capital			 $ 11,031	 $ 11,031	 $      0
	  U.S. Bank, as Trustee		 $ 50,000	 $ 50,000	 $      0


	LEASES
	------
	KWA Properties				 $ 70,198	 $ 70,198	 $      0
	IPC REIT - Stanwix Street Assoc	 $  9,362	 $  9,362	 $      0
	US Bancorp				 $  2,890	 $  2,890	 $      0
	Total Equipment Co			 $  3,197	 $  3,197	 $      0
	Hyster Capital				 $  2,043	 $  2,043	 $      0
	Equipco					 $  1,494	 $  1,494	 $      0





						- A-14 -


REUNION INDUSTRIES, INC.				CASE NO. 07-50727(AHWS)
MONTHLY OPERATING REPORT - 7
DEBTOR QUESTIONNAIRE
FEBRUARY 2008

Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item.
Attach additional sheets if necessary.

											YES	NO
											---	---
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE
	OF BUSINESS THIS REPORTING PERIOD?						 	 X
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR
	IN POSSESSION ACCOUNT THIS REPORTING PERIOD? 					 X
3. IS THE DEBTOR DELINQUENT IN THE TIMELY FILING OF ANY POST-PETITION
	TAX RETURNS?										 X
4. ARE WORKERS' COMPENSATION, GENERAL LIABLIITY OR OTHER NECESSARY
	INSURANCE COVERAGES EXPIRED OR CANCELLED, OR HAS THE DEBOR
	RECEIVED NOTICE OF EXPIRATION OR CANCELLATION OF SUCH POLICIES?			 X
5. IS THE DEBTOR DELINQUENT IN PAYING ANY INSURANCE PREMIUM PAYMENT?			 X
6. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS
	REPORTING PERIOD?									 X
7. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM
	RELATED PARTIES?									 X
8. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?						 X
9. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?				 X
10.ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?						 X
11.ARE ANY OTHER POSTPETITION TAXES PAST DUE?						 X
12.HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?			 X
13.ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?				 X
14.ARE ANY WAGE PAYMENTS PAST DUE?								 X
15.HAVE ANY POSTPETITION LOANS BEEN RECEIVED BYU THE DEBTOR FROM ANY PARTY?	  X
16.IS THE DEBTOR DELINQUENT IN PAYING ANY U.S. TRUSTEE FEES?				 X
17.IS THE DEBTOR DELINQUENT WITH ANY COURT ORDERED PAYMENTS TO ATTORNEYS
	OR OTHER PROFESSIONALS?								 X
18.HAVE THE OWNERS OF SHAREHOLDERS RECEIVED ANY COMPENSATION OUTSTIDE OF
	THE NORMAL COURSE OF BUSINESS?							 X



	Item 15.  Loans received from Wachovia Bank re: DIP Financing





























						- A-15 -

19293.000/451396.1